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                                                                  EXHIBIT 10.1.5

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This Sixth Amendment to Loan and Security Agreement, dated as of September 30, 1998 (this "Sixth Amendment") by and between Vita Food Products, Inc., a Nevada corporation, (herein the "Borrower"), and American National Bank and Trust Company of Chicago, a national banking association, and successor to NBD Bank (the "Bank");

                                   WITNESSETH

     WHEREAS, the Borrower and the Bank have heretofore entered into a Loan and Security Agreement dated as of March 20, 1995 (as amended, extended, modified or supplemented from time to time the "Credit Agreement"), pursuant to which the Bank has agreed to consider making certain loans to the Borrower pursuant to the terms and on the conditions set forth therein;

     WHEREAS, the Borrower and the Bank mutually desire to further amend the Credit Agreement to revise certain provisions thereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     1. (a) Section 2.1 of the Credit Agreement is amended by deleting the number "$4,750,000" on the twelfth line thereof and inserting in its place the number "$5,250,000."

        (b) Section 2.3 of the Credit Agreement is amended by deleting the number "$4,750,000" contained on the fourth line thereof and inserting in its place the number "$5,250,000."

        (c) Exhibit 1, of the Credit Agreement is amended and restated in its entirety by the Amended and Restated Revolving Note appearing as Schedule I hereto and all references to the Revolving Note contained in the Credit Agreement shall mean and be references to said Amended and Restated Revolving Note.

     2. Borrower agrees that it shall further execute and deliver to the Bank a replacement Revolving Note in the form of Schedule I hereto together with additional or further documents, including without limitation, any amended or replacement notes, necessary to further effectuate the intent and purpose of the Credit Agreement and this Sixth Amendment.

     3. Borrower represents and warrants that:

        (a) The execution, delivery and performance of this Sixth Amendment and the replacement Revolving Note by the Borrower is within its corporate powers, has been duly authorized, and is not in contravention of any law, rule or regulation, or any judgment, decree,


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writ, injunction, or order or award of an arbitrator, court or governmental authority, or of the terms of its Articles of Incorporation or By-Laws or of any contract to which it or its property may be bound or affected.

        (b) The Borrower is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada, and is duly qualified to do business, and is in good standing, in all additional jurisdictions where such qualification is necessary under applicable law. Borrower has all requisite corporate power to execute and deliver this Sixth Amendment. The Credit Agreement, as amended by this Sixth Amendment, and the replacement Revolving Note are each valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

        (c) The most recent financial statements delivered to the Bank in accordance with the Credit Agreement are complete and accurate in all material respects and present fairly the financial condition of the Borrower as of such date and the results of its operations for the periods covered thereby, in accordance with generally accepted accounting principles. There has been no material adverse change in the condition of the Borrower, financial or otherwise, since the date of such statements.

        (d) After giving effect to the amendments contained herein, the representations and warranties contained in the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     4. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Illinois without reference to conflict of laws principles.

     5. Except as specifically amended hereby, the Credit Agreement, and any and all certificates, instruments and other documents executed pursuant thereto shall in all respects continue in full force and effect. Except as otherwise expressly defined herein, all terms used in this Sixth Amendment shall have the respective meanings set forth in the Credit Agreement.

Witness the due execution hereof as of this 30th day of September, 1998, which shall be the effective date of this Sixth Amendment, notwithstanding the day and year first above written.



 American National Bank              Vita Food Products, Inc.
 and Trust Company Of Chicago


 By:       /s/ Robin Petix           By:   /s/ Jay H. Dembsky
    --------------------------------    -------------------------------------

  Its:     Assistant Vice President   Its:   Vice President and CFO
       -----------------------------      -----------------------------------




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                      AMENDED AND RESTATED REVOLVING NOTE

$5,250,000                           September 30, 1998
                                     Chicago, Illinois

     FOR VALUE RECEIVED, VITA FOOD PRODUCTS, INC., a Nevada corporation ("Maker"), hereby promises to pay to the order of American National Bank and Trust Company of Chicago, a national banking association, and successor to NBD BANK, ("Lender"), the principal sum of FIVE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/1OO DOLLARS ($5,250,000), or such lesser sum as is indicated on Lender's records, together with interest thereon and any other charges applicable thereto, all as set forth more fully in the Loan and Security Agreement referred to below.

     This Note is delivered by Maker to Lender pursuant to and in accordance with that certain Loan and Security Agreement dated as of March 20, 1995 (as amended, extended, modified or supplemented from time to time, the "Loan and Security Agreement") by and between Maker and Lender and to evidence the Revolving Loans (this term and all other capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan and Security Agreement). Reference is hereby made to the Loan and Security Agreement, the terms and conditions of which are incorporated herein by reference as fully and with the same effect as if set forth herein at length.

     Interest shall accrue on the outstanding principal balance of the Revolving Loans at a pre-Default rate per annum equal to the Prime Rate (the "Note Rate"). Following a Default, the Note Rate shall be increased by three percent (3%) on the outstanding principal balance of the Revolving Loans from the date of Default until waived, cured or paid. The Note Rate shall be computed on the basis of a year consisting of 360 days and actual days elapsed. For purposes hereof, the "Prime Rate" shall mean the rate of interest announced from time to time by Lender at its office in Chicago, Illinois as its "Prime Rate", which rate may not be the lowest rate of interest charged by Lender to any of its customers. Any change in the Prime Rate shall be effective as of the effective date stated in the announcement by Lender of such change.

     All payments of principal and interest due under this Note shall be made in accordance with the applicable provisions of the Loan and Security Agreement.

     This Note is entitled to the benefit of certain collateral security, all as more fully set forth in the Loan and Security Agreement.






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     No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note, in the Loan and Security Agreement and in the other Ancillary Agreements are cumulative and concurrent, and may be pursued singly, successively or together against Maker and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Maker promises and agrees to pay all costs of collection, including, without limitation, reasonable attorneys' fees, fees of expert witnesses and court costs.

     Maker hereby (i) waives presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (ii) waives any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iii) waives any and all lack of diligence and delays in the enforcement of the payment hereof; (iv) agrees that the liability of Maker shall he unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender with respect hereto; (v) consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vi) consents to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agrees that the addition of any such maker , endorsers or other obligors, or security shall not affect the liability of Maker for all or any part of the obligations evidenced hereby.

     The Revolving Loans are business loans which come within the purview of
Section 205/4, paragraph (1) (c) of Chapter 815 of the Illinois Compiled Statutes, as amended. Maker agrees that the obligations evidenced by this Note are an exempted transaction under the Truth In Lending Act, 15 U.S.C., Section 1601, et seg.

Time is of the essence hereof.

     This Amended and Restated Revolving Note amends, restates, and collectively re-evidences all of the terms, conditions and obligations contained in that certain Amended and Restated Revolving Note, dated June 4, 1998, in the original principal amount of $4,750,000 payable to the order of the Lender, and all obligations therein shall remain in full force and effect, as re-evidenced and amended hereby, and nothing contained herein shall be construed as a repayment or a novation of the foregoing obligations.



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     This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Illinois. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

     The obligations and liabilities of Maker under this Note shall be binding upon and enforceable against Maker and its successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender, its successors and assigns.

     In the event that any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Maker and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Note, and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

     IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first written above.

VITA FOOD PRODUCTS, INC., a
Nevada corporation

By: /s/ Jay H. Dembsky
    ----------------------------
Its:    Vice President & CFO
     ---------------------------